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                                                                    EXHIBIT 10.3


                            BAKER HUGHES INCORPORATED

                         1998 EMPLOYEE STOCK OPTION PLAN

                                    ARTICLE I
                                  INTRODUCTION

         1. PURPOSE. This 1998 Employee Stock Option Plan, which shall be known as the "1998 EMPLOYEE STOCK OPTION PLAN" and which is hereinafter referred to as the "PLAN," is intended to promote the interests of Baker Hughes Incorporated ("COMPANY") and its stockholders by encouraging employees of the Company and its subsidiaries to increase their equity interest in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors also contemplates that through the adoption of the Plan, the Company, its subsidiaries and affiliated entities will be better able to compete for the services of personnel needed for the continued growth and success of the Company.

         2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in
Article I, Paragraph 4 and Article II, Paragraph 3(e), the aggregate number of shares of Common Stock, $1 par value per share, of the Company ("COMMON STOCK") to be delivered upon exercise of all options granted under the Plan shall not exceed 3,500,000 shares. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available to be re-optioned under the Plan. Shares issued pursuant to the exercise of options granted under the Plan shall be fully paid and nonassessable.

         3. ADMINISTRATION OF THE PLAN. Subject to the provisions of the Plan, for purposes other than Article I, Paragraph 9, the Compensation Committee of the Board of Directors of the Company (the "COMMITTEE") shall interpret the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

         4. AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board of Directors of the Company may amend, suspend or terminate the Plan; provided, further, however, that no amendment, suspension or termination of the Plan may, without the consent of the holder of an option, terminate such option or adversely affect such person's rights in any material respect. The Board of Directors of the Company may increase the aggregate number of shares of Common Stock that may be issued under the Plan.

         5. GRANTING OF OPTIONS TO EMPLOYEES. The Committee shall have authority to grant, prior to the expiration date of the Plan, to employees of the Company and its subsidiaries (as defined in section 424 of the Internal Revenue Code of 1986, as amended) ("EMPLOYEE OPTIONEES"), options to purchase, on the terms and conditions hereinafter set forth in Article II, authorized but unissued, or reacquired, shares of Common Stock, in such amounts and at such times as determined in the discretion of the Committee.

         6. OPTION AGREEMENTS. Each option under the Plan shall be evidenced by a written agreement between the Company and the Eligible Optionee which shall contain such terms and conditions, and may be exercisable for such periods, as may be approved by the Committee, which terms and conditions need not be identical.

         7. EFFECTIVE DATE. The Plan shall become effective as of October 1, 1998. Except with respect to options then outstanding, if not sooner terminated under the provisions of Article I, Paragraph 4, the Plan shall terminate upon and no further options shall be granted after the expiration of ten years from October 1, 1998.




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         8. MISCELLANEOUS. All references in the Plan to "Articles,"
"Paragraphs," and other subdivisions refer to the corresponding Articles, Paragraphs, and subdivisions of the Plan.

         9. CHANGE IN CONTROL. The following provisions shall apply only in connection with a Change in Control or Potential Change in Control.

                  (a) Notwithstanding any provision of the Plan to the contrary other than Article I, Paragraph 10, in the event of an occurrence of a Change in Control, all options granted pursuant to this Plan shall become fully vested and exercisable.

                  (b) Notwithstanding any provision of the Plan to the contrary, all outstanding options held by an Employee Optionee shall become fully vested and exercisable as of the effective date of termination of such Employee Optionee's employment if (i) such Employee Optionee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) such Employee Optionee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (i), or (iii) such Employee Optionee's employment is terminated by the Company without Cause or by the Employee Optionee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs).

                  (c) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Securities Act of 1934 (the "EXCHANGE ACT")

                  (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

                  (e) "Cause" for termination by the Company of the Employee Optionee's employment shall mean (i) the willful and continued failure by the Employee Optionee to substantially perform the Employee Optionee's duties with the Company (other than any such failure resulting from the Employee Optionee's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the Employee Optionee) after a written demand for substantial performance is delivered to the Employee Optionee by the Committee, which demand specifically identifies the manner in which the Committee believes that the Employee Optionee has not substantially performed the Employee Optionee's duties, or (ii) the willful engaging by the Employee Optionee in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Employee Optionee's part shall be deemed "willful" unless done, or omitted to be done, by the Employee Optionee not in good faith and without reasonable belief that the Employee Optionee's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.

                  (f) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (1) any Person is or becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

                           (2) the following individuals cease for any reason to
                  constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose




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                  appointment or election by the Board of Directors of the
                  Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                           (3) there is consummated a merger or consolidation of
                  the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                           (4) the stockholders of the Company approve a plan of
                  complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                  (g) "Committee" shall mean (i) the individuals (not fewer than three in number) who, on the date six months before a Change in Control, constitute the Compensation Committee of the Board of Directors of the Company, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause (ii)); provided, however, that the maximum number of individuals constituting the Committee shall not exceed six (6).

                  (h) "Good Reason" for termination by the Employee Optionee of the Employee Optionee's employment shall mean the occurrence (without the Employee Optionee's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (ii) and (iii) of Article I, Paragraph 9(b) hereof (treating all references in paragraphs (1) through (7) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (1), (5), (6) or (7) below, such act or failure to act is corrected prior to the effective date of the Employee Optionee's termination for Good Reason;

                  (1) the assignment to the Employee Optionee of any duties inconsistent with the status of the Employee Optionee's position with the Company or a substantial adverse alteration in the nature or status of the Employee Optionee's responsibilities from those in effect immediately prior to the Change in Control;

                  (2) a reduction by the Company in the Employee Optionee's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company;




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                  (3) the relocation of the Employee Optionee's principal place of employment to a location more than 50 miles from the Employee Optionee's principal place of employment immediately prior to the Change in Control or the Company's requiring the Employee Optionee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Employee Optionee's present business travel obligations;

                  (4) the failure by the Company to pay to the Employee Optionee any portion of the Employee Optionee's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company, or to pay to the Employee Optionee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                  (5) the failure by the Company to continue in effect any compensation plan in which the Employee Optionee participates immediately prior to the Change in Control which is material to the Employee Optionee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Employee Optionee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Employee Optionee's participation relative to other participants, as existed immediately prior to the Change in Control;

                  (6) the failure by the Company to continue to provide the Employee Optionee with benefits substantially similar to those enjoyed by the Employee Optionee under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Employee Optionee was participating immediately prior to the Change in Control (except for across-the-board changes similarly affecting all individuals having a similar level of authority and responsibility with the Company and all individuals having a similar level of authority and responsibility with any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee Optionee of any material fringe benefit or perquisite enjoyed by the Employee Optionee at the time of the Change in Control, or the failure by the Company to provide the Employee Optionee with the number of paid vacation days to which the Employee Optionee is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

                  (7) if the Employee Optionee is party to an individual employment, severance, or similar agreement with the Company, any purported termination of the Employee Optionee's employment which is not effected pursuant to the notice of termination or other procedures specified therein satisfying the requirements thereof; for purposes of this Plan, no such purported termination shall be effective.

         The Employee Optionee's right to terminate the Employee Optionee's employment for Good Reason shall not be affected by the Employee Optionee's incapacity due to physical or mental illness. The Employee Optionee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

         For purposes of any determination regarding the existence of Good Reason, any claim by the Employee Optionee that Good Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

                  (i) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (j) A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:




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                           (1) the Company enters into an agreement, the
                  consummation of which would result in the occurrence of a Change in Control;

                           (2) the Company or any Person publicly announces an
                  intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                           (3) any Person becomes the Beneficial Owner, directly
                  or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates); or

                           (4) the Board of Directors of the Company adopts a
                  resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

         10. SPECIAL ACCOUNTING PROVISION. In the event that the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment then (a) the provisions of the Plan shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any of the provisions of the Plan disqualifies the transaction as a "pooling" transaction, the Board of Directors of the Company may amend any provisions of the Plan, amend the provisions of any outstanding option and/or declare any of the provisions of the Plan or the entire Plan as well as any outstanding options null and void if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a "pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction.

                                   ARTICLE II

                           NONQUALIFIED STOCK OPTIONS

         1. ELIGIBLE EMPLOYEES. All Employee Optionees shall be eligible to receive nonqualified options under this Article II.

         2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under this Article II shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by The Wall Street Journal, and shall be equal to the per share price of the last sale of Common Stock on the trading day prior to the grant of such option. The exercise price for each nonqualified option granted under this Article II shall be subject to adjustment as provided in this Article II, Paragraph 3(e).

         3. TERMS AND CONDITIONS OF OPTIONS. Nonqualified options granted under this Article II shall be in such form as the Committee may from time to time approve. Options granted under this Article II shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

                  (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to this Article II, Paragraph 3, no nonqualified option granted under this Article II shall be exercisable with respect to any of the shares subject to the option later than the date which is ten years after the date of grant (the "NONQUALIFIED OPTION EXPIRATION DATE"). To the extent not prohibited by other provisions of the Plan, each nonqualified option granted under this Article II shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted (unless otherwise extended by the Committee pursuant to this Article II, Paragraph 3(b)(2)(iii)); provided, however, that unless the Committee determines otherwise, each nonqualified option granted under this Article II shall be exercisable from time to time, in whole or in part, at any time prior to the Nonqualified Option Expiration Date.




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                  (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of this
         Article II and each nonqualified option granted under this Article II, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary of the Company. An Employee Optionee shall be considered to be in the employment of the Company or a subsidiary of the Company as long as he remains an employee of the Company or a subsidiary of the Company, whether active or on an authorized leave of absence. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final. Unless otherwise determined by the Committee, if an Employee Optionee's employment is terminated for any reason whatsoever (including his death), each nonqualified option granted to him under this Article II and all of his rights thereunder shall wholly and completely terminate:

                           (1) With respect to options not then exercisable, at
                  the time the Employee Optionee's employment is terminated; and

                           (2) With respect to options then exercisable:

                                    (i) At the time the Employee Optionee's
                           employment is terminated if his employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition), if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and thirty days following such termination of employment if such termination occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 9 hereof) (but in no event later than the Nonqualified Option Expiration Date); or

                                    (ii) At the expiration of a period of one
                           year after the Employee Optionee's death (but in no event later than the Nonqualified Option Expiration
                           Date) if the Employee Optionee's employment is terminated by reason of his death. A nonqualified option granted under this Article II may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                                    (iii) Unless it is otherwise provided in the
                           option agreement or otherwise extended in the discretion of the Committee in the event of the Employee Optionee's retirement, at the expiration of a period of three years after the Employee Optionee's employment is terminated because of retirement or disability (but in no event later than the Nonqualified Option Expiration Date); or

                                    (iv) At the expiration of a period of three
                           months after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated for any reason other than his death, retirement, disability or the reasons specified in this Article II, Paragraph 3(b)(2)(i).

                  (c) MANNER OF EXERCISE. In order to exercise a nonqualified option granted under this Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax. The payment of the exercise price for each option granted under this
         Article II and any required withholding tax shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in The Wall Street Journal. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. An option agreement may, in the discretion of the Committee, provide for a "cashless exercise" of a nonqualified option by establishing procedures whereby the Employee Optionee, by a properly executed written notice, directs (1) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon




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         exercise pursuant to an extension of credit by the Company to the
         Employee Optionee of the option price, (2) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (3) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to the Company. An option agreement may also, in the discretion of the Committee, provide for the withholding of Federal, state or local income tax upon exercise of a nonqualified option from any cash or stock remuneration (from the Plan or otherwise) then or thereafter payable by the Company to the Employee Optionee.

                  (d) OPTIONS NOT TRANSFERABLE. No nonqualified option granted under this Article II shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any such option is granted, it shall be exercisable only by the Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any nonqualified option granted under this Article II, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                  (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares subject to this Article II (including shares as to which all outstanding nonqualified options granted under this Article II, or portions thereof then unexercised, shall be exercisable), to the end that after such event the shares subject to this Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding nonqualified option granted under this Article II shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

                  (f) LISTING AND REGISTRATION OF SHARES. Each nonqualified option granted under this Article II shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable is a condition of, or in connection with, the issue or purchase of shares hereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

                  (g) CERTAIN REGRANTS/REPRICING IS NOT PERMITTED. Once granted, no option may be repriced or exchanged for an option having a lower exercise price.

         4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option granted under this Article II, amend such nonqualified option. The Committee may at any time or from time to time, in its discretion, in the case of any nonqualified option previously granted under this Article II which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

         5. OTHER PROVISIONS.

                  (a) The person or persons entitled to exercise, or who have exercised, a nonqualified option granted under this Article II shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

                  (b) No nonqualified option granted under this Article II shall be construed as limiting any right which the Company or any subsidiary of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.



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                  (c) Notwithstanding any provision of the Plan or the terms of any nonqualified option granted under this Article II, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

                           AMENDMENT NO. 1999-1 TO THE
                         1998 EMPLOYEE STOCK OPTION PLAN

         This Amendment No. 1999-1 is made to the Baker Hughes Incorporated 1998 Employee Stock Option Plan ("the Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

         WHEREAS, Baker Hughes Incorporated (the "Company") has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

         NOW, THEREFORE, the Plan is amended as follows:

1. Article I, Paragraphs 9(a), (b) and (f) of the Plan are amended in their entirety to read as follows:

         "9.    Change in Control.

         (a) Notwithstanding any provision of the Plan to the contrary other than Article I, Paragraph 10, in the event of an occurrence of a Change in Control other than an event described only in clause (3) of Article I, Paragraph 9(f) of the Plan, all options granted pursuant to this Plan shall become fully vested and exercisable.

         (b) Notwithstanding any provision of the Plan to the contrary, all outstanding options held by an Employee Optionee shall become fully vested and exercisable as of the effective date of termination of such Employee Optionee's employment if (i) such Employee Optionee's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) such Employee Optionee terminates his or her employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of the Person described in clause (i), (iii) such Employee Optionee's employment is terminated by the Company without Cause or by the Employee Optionee for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (iv) such Employee Optionee's employment is terminated by the Company without Cause or by the Employee Optionee for Good Reason, in either case within 2 years following the occurrence of a Change in Control described in clause (3) of Article I, Paragraph 9(f) of the Plan.

         (f) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                  (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

                  (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                  (4) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or any parent thereof (or a majority plus one member where such board comprises an odd number of members); or

                  (5) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions."

2. Article II, Paragraph 3(b)(2)(iv) of the Plan is amended in its entirety to read as follows:

                  "At the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated for any reason other than his death, retirement, disability or the reasons specified in this Article II, Paragraph 3(b)(2)(i), if such termination of employment occurs prior to a Change in Control or after the second anniversary of a Change in Control, and two years following such termination of employment (but in no event later than the Nonqualified Option Expiration Date) if such termination is either by the Company without Cause or by the Employee Optionee for Good Reason and, in either case, occurs within two years following a Change in Control (in each case, as such term is defined in Article I, Paragraph 9 hereof)."

         The effective date of this Amendment No. 1999-1 shall be January 27, 1999; provided, however, that, in the event that (A) the Company is party to a transaction which is otherwise intended to qualify for "pooling of interests" accounting treatment, (B) such transaction constitutes a Change in Control within the meaning of the Plan and (C) individuals who satisfy the requirements in clauses (i) and (ii) below constitute at least two-thirds (2/3) of the number of directors of the entity surviving such transaction or any parent thereof: individuals who (i) immediately prior to such transaction constitute the Board of Directors of the Company and (ii) on the date hereof constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended, by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended then (a) this Amendment No. 1999-1 shall, to the extent practicable, be interpreted so as to permit such accounting treatment, and (b) to the extent that the application of clause (a) of this sentence does not preserve the availability of such accounting treatment, then, to the extent that any provision or combination of provisions of this Amendment No. 1999-1 disqualifies the transaction as a "pooling" transaction (including, if applicable, this entire Amendment No. 1999-1), the Board of Directors of the Company shall amend such provision or provisions if and to the extent necessary (including declaring such provision or provisions to be null and void as of the date hereof) so that such transaction may be accounted for as a

"pooling of interests." All determinations with respect to this paragraph shall be made by the Company, based upon the advice of the accounting firm whose opinion with respect to "pooling of interests" is required as a condition to the consummation of such transaction. Except as herein modified, the Plan shall remain in full force and effect.



                                             BAKER HUGHES INCORPORATED

                                             By:
                                                -------------------------------
                                             Name: G.S. Finley
                                             Title: Senior Vice President
                                             and Chief Administrative Officer